UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2021

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 22, 2021, LSB Industries, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the stockholders: (1) approved the issuance and sale of up to 60,422,776 shares of common stock of the Company upon the exchange of all of the outstanding shares of Series E-1 Cumulative Redeemable Class C Preferred Stock (the “Series E-1 Preferred”) and Series F-1 Redeemable Class C Preferred Stock of the Company; (2) considered and voted upon a proposal to amend the Company’s restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock to 150,000,000 shares of common stock; (3) considered and voted upon a proposal to amend the Certificate of Designations of the Series E-1 Preferred to revise the preferential rights of holders of shares of Series E-1 Preferred to eliminate the right to participate in connection with the declaration of the proposed common stock dividend with respect to the Company’s common stock; and (4) considered and voted upon any proposal to approve adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt Proposals Nos. 1, 2 and 3. Although Proposal 4 was approved, the adjournment of the special meeting was not necessary because the Company’s stockholders approved Proposals 1, 2 and 3.

The final voting results for each of these matters are set forth below.

1. Approval of the Preferred Stock Exchange:

For	% of Votes Cast in Favor	Against	Abstain	Total
20,131,731	98.9%	200,361	26,362	20,358,454

Proposal 2 – Increase Authorized Common Stock.

For	% of Votes Cast in Favor	Against	Abstain	Total
20,195,541	99.2%	137,066	25,847	20,358,454

Proposal 3 – Approve Dividend Rights Amendment to the Certificate of Designations of Series E-1 Preferred.

For	% of Votes Cast in Favor	Against	Abstain	Total
20,222,305	99.3%	130,283	5,866	20,358,454

Proposal 4 – Adjourn Meeting.

For	% of Votes Cast in Favor	Against	Abstain	Total
20,033,151	98.4%	318,399	6,904	20,358,454

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2021

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President and General Counsel

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